Exhibit 32

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In  connection  with the Quarterly  Report of Vibrant  Health  International,  a
Nevada  corporation  (the  "Company"),  on Form  10-QSB  for the  period  ending
September 30, 2003 as filed with the  Securities  and Exchange  Commission  (the
"Report"),  I, Thomas H. McAdam,  Chief  Executive  Officer and Chief  Financial
Officer of the Company, certify, pursuant toss. 906 of the Sarbanes-Oxley Act of
2002 (18 U.S.C.ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

                                                /s/Thomas McAdam
                                                Thomas H. McAdam
                                                Chief Executive Officer and
                                                Chief Financial Officer
October 30, 2003